Lincoln Benefit Life Company
                  Lincoln Benefit Life Variable Annuity Account

                       Supplement, dated February 2, 2004,
                                     to the
                         Prospectus, dated May 1, 2003,
           for the Lincoln Benefit Life Consultant I Variable Annuity


This supplement amends the May 1, 2003, prospectus for the Lincoln Benefit Life Consultant I variable annuity contract ("Contract") offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus.

Effective February 14, 2004, the Enhanced Income Benefit Rider, Enhanced Death and Income Benefit Rider, and Enhanced Death and Income Benefit Rider II ("Rider") will no longer be offered, except in a limited number of states. If you purchase a Contract with the Enhanced Income Benefit Rider, Enhanced Death and Income Benefit Rider, or Enhanced Death and Income Benefit Rider II prior to February 14, 2004, your Rider will not be affected. All references in the prospectus to the Riders are updated accordingly.